UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

ONITY GROUP INC.

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ONIT	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2026 Onity Group Inc. (“Onity” or the “Company”) announced the following preliminary estimated financial results for the fourth quarter and the year ended December 31, 2025:

($ in millions, except per share metrics) Estimated financial results	Estimate (Unaudited) 4th Quarter 2025	Estimate (Unaudited) Full-Year 2025
Net income attributable to common stockholders*	$107 to $131	$166 to $190
Diluted earnings per share	$12.2 to $15.0	$19.3 to $22.1
Adjusted pre-tax income (non-GAAP)*	$7 to $11	$80 to $84
Deferred tax valuation allowance release	$102 to $122	$102 to $122
Adjusted return on equity (non-GAAP, annualized)	5% to 8%	16% to 17%
Book value per share	$71 to $74	$71 to $74
Debt to equity ratio (MSR and corporate debt)	2.7:1 to 2.6:1	2.7:1 to 2.6:1
Debt to equity ratio (MSR and corporate debt) excluding VA release	3.2:1 to 3.1:1	3.2:1 to 3.1:1

Total origination funded volume (UPB)	~$14,000	~$43,000
Consumer Direct funded volume (UPB)**	~$800	~$1,900
Total servicing average UPB	~$323,000	~$312,000
Shares outstanding	8,521,636	8,521,636
Basic weighted average shares outstanding	~8,200,000	~8,000,000
Total available liquidity (ending)	$205	$205

*Includes an estimated ($13) to ($15) million accelerated loss within the Servicing segment from the government shutdown and changes to the FHA modification program

**Reflects refinance recapture rate that continues to exceed industry averages as measured by Intercontinental Exchange or ICE (average of first three quarters of 2025)

Note Regarding Non-GAAP Financial Measures

This Item 2.02 contains references to adjusted pre-tax income and adjusted return on equity, which are financial measures that are not prepared or calculated in accordance with generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP financial measures are useful supplements to discussions and analysis of Onity’s financial condition because management uses them to assess the financial performance of its operations and allocate resources. However, these measures should not be analyzed in isolation or as a substitute for the comparable GAAP financial measures of the Company, including pre-tax income (loss), cash flows from operations and return on equity. Other companies may use non-GAAP financial measures with the same or similar titles that are calculated differently and, as a result, comparability may be limited. Readers are cautioned not to place undue reliance on these non-GAAP measures.

The following tables reconcile estimated net income to estimated adjusted pre-tax income and adjusted return on equity based on the preliminary estimated financial results for the quarter and the year ended December 31, 2025:

($ in millions)		4th Quarter 2025 Estimate	Full-Year 2025 Estimate
I	Estimated Net Income Attributable to Common Stockholders	107 to 131	166 to 190
	A. Income tax benefit	102 to 122	110 to 130
	B. Preferred dividend	~ (1)	~(4)
II	Estimated Pre-Tax Income [I – A – B]	6 to 10	61 to 65
	Forward MSR Valuation Adjustments due to rates and assumption changes, net (a)(b)	8 to 9	(2) to (1)
	Reverse mortgage fair value changes due to rates and assumption changes (b)(c)	(0) to 1	13 to 14
III	Total MSR Valuation Adjustments due to rates and assumption changes, net	8 to 10	11 to 13
	Significant legal and regulatory settlement expenses	(6) to (5)	(25) to (24)
	Severance and retention (d)	(1) to (0)	~(1)
	LTIP stock price changes (e)	~ (3)	~(4)
	Other expense notables (f)	~ 1	~3
	C. Total expense notables	(9) to (8)	(28) to (27)
	D. Other income statement notables (g)	~ (1)	(4) to (3)
IV	Total Other Notables [C + D]	(11) to (9)	(32) to (30)
V	Total Notables [III + IV]	(3) to 1	(21) to (17)
VI	Estimated Adjusted Pre-Tax Income [II – V]	7 to 11	80 to 84

a)	MSR Valuation Adjustments that are due to changes in market interest rates, valuation inputs or other assumptions, net of overall fair value gains (losses) on MSR hedges, including fair value changes of pledged MSR liabilities associated with MSRs transferred to MSR Asset Vehicle LLC (MAV), Rithm Capital Corp. (RITM) and others and excess servicing strip (ESS) financing liabilities that are due to changes in market interest rates, valuation inputs or other assumptions, a component of MSR valuation adjustment, net.
b)	The changes in fair value due to market interest rates were measured by isolating the impact of market interest rate changes on the valuation model output as provided by our third-party valuation expert.
c)	Fair value changes of reverse loans and HMBS-related borrowings due to market interest rates and assumptions, a component of gain on reverse loans and HMBS-related borrowings, net.
d)	Severance and retention expense due to organizational rightsizing or reorganization.
e)	Long-term incentive program (LTIP) compensation expense changes attributable to stock price changes during the period
f)	Includes costs associated with strategic initiatives
g)	Contains non-routine transactions including, but not limited to, early payoff expense and fair value assumption changes on other investments recorded in other income/expense

($ in millions)		4th Quarter 2025 Estimate	Full-Year 2025 Estimate
I	Estimated Net Income Attributable to Common Stockholders	107 to 131	166 to 190
	A. Income tax benefit	102 to 122	110 to 130
	B. Preferred dividend	~ (1)	~(4)
	C. Total notables (IV in previous table)	(3) to 1	(21) to (17)
II	Estimated Adjusted Pre-Tax Income [I – A – B - C]	7 to 11	80 to 84
III	Estimated Adjusted Pre-Tax Income (annualized)	27 to 43	80 to 84
IV	Estimated Average Adjusted Equity	529 to 537	488 to 490
V	Estimated Adjusted Return on Equity [III / IV]	5% to 8%	16% to 17%

The preliminary estimated financial results for the fourth quarter and the year ended December 31, 2025 set forth above are based on currently available information and reflect the Company’s current estimates and assessments. The Company has not completed its fourth quarter and full year financial closing procedures and controls and governance procedures, and our independent registered public accounting firm has not completed any audit, review or set of procedures with respect to the above preliminary estimated financial results and has not expressed any opinion or any other form of assurance with respect thereto. Actual reported results may differ materially from the preliminary results presented above as a result of the completion of our financial closing procedures and controls. These preliminary estimated financial results should not be viewed as a substitute for our full audited financial statements prepared in accordance with GAAP. Accordingly, you should not place undue reliance on these preliminary estimated financial results.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 26, 2026, Onity issued a press release announcing that its subsidiaries PHH Corporation and PHH Escrow Issuer LLC, as co-issuers, commenced an offering of $150 million aggregate principal amount of 9.875% Senior Notes due 2029 (the “PHH Senior Notes”). The PHH Senior Notes being offered are an additional issuance of the issuers’ 9.875% Senior Notes due 2029 and will form a single series of debt securities with the $500 million aggregate principal amount of such PHH Senior Notes that were originally issued on November 6, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The PHH Senior Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Onity Group Inc. dated January 26, 2026

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONITY GROUP INC.
(Registrant)

Date: January 26, 2026	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer